BLACKROCK FUNDS III

BlackRock S&P 500 Index Fund

(the “Fund”)

Supplement dated April 8, 2016 to the Fund’s

Summary Prospectus dated April 30, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Master Portfolio Since	Title
Alan Mason	2014	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2008	Managing Director of BlackRock, Inc.
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Creighton Jue, CFA	2016	Managing Director of BlackRock, Inc.
Rachel Aguirre	2016	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.